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                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
No. 33-84796 of American Eagle Outfitters, Inc. on Form S-8 of our report dated June 16, 2003, appearing in this Annual Report on Form 11-K of The Profit Sharing and 401(k) Plan for the year ended December 31, 2002.

/s/ Deloitte & Touche LLP

Columbus, Ohio
June 30, 2003


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